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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Yash A. Rana, as his or her attorney-in-fact and agent, with full power of substitution, for him or her in any and all capacities, hereby giving and granting to said attorney-in-fact and agent full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact and agent may or shall lawfully do, or cause to be done, in connection with the proposed filing by Qwest Communications International Inc., a Delaware corporation, with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, of an annual report on Form 10-K for the fiscal year ended December 31, 2001, including but not limited to, such full power and authority to do the following: (i) execute and file such annual report, (ii) execute and file any amendment or amendments thereto, (iii) receive and respond to comments from the Securities and Exchange Commission related in any way to such annual report or any amendment or amendments thereto, and (iv) execute and deliver any and all certificates, instruments or other documents related to the matters enumerated above, as the attorney-in-fact in his sole discretion deems appropriate.

     This power of attorney has been duly executed below by the following persons in the capacities indicated on this 31st day of March, 2002.


QWEST COMMUNICATIONS
INTERNATIONAL INC.


/S/ PHILIP F. ANSCHUTZ
-----------------------
    Philip F. Anschutz           Director, Chairman of the Board


/S/ LINDA G. ALVARADO
-----------------------
    Linda G. Alvarado            Director



/S/ CRAIG R. BARRETT
-----------------------
    Craig R. Barrett             Director



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/S/ HANK BROWN
-----------------------
    Hank Brown                   Director


/S/ THOMAS J. DONOHUE
-----------------------
    Thomas J. Donohue            Director



/S/ JORDAN L. HAINES
-----------------------
    Jordan L. Haines             Director



/S/ CANNON Y. HARVEY
-----------------------
    Cannon Y. Harvey             Director



/S/ PETER S. HELLMAN
-----------------------
    Peter S. Hellman             Director



/S/ VINOD KHOSLA
-----------------------
    Vinod Khosla                 Director



/S/ MARILYN C. NELSON
-----------------------
    Marilyn C. Nelson            Director



/S/ FRANK POPOFF
-----------------------
    Frank Popoff                 Director



/S/ CRAIG D. SLATER
-----------------------
    Craig D. Slater              Director



/S/ W. THOMAS STEPHENS
-----------------------
    W. Thomas Stephens           Director